DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                      AND

                          LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.


March 31, 2016

/s/ Stephen Campbell
--------------------
Stephen Campbell
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                      AND

                          LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)


The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.


March 31, 2016


/s/ Richard Carbone
--------------------
Richard Carbone
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                      AND

                          LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)


The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.


March 31, 2016


/s/ Clive Cowdery
-----------------
Clive Cowdery
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                      AND

                          LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)


The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.


March 31, 2016


/s/ Ann Frohman
---------------
Ann Frohman
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                      AND

                          LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)


The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.



March 31, 2016


/s/ Jon Hack
-------------
Jon Hack
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                      AND

                          LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)


The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.



March 31, 2016


/s/ Robert Stein
-----------------
Robert Stein
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                   LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                                      AND

                          LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)


The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.



March 31, 2016


/s/ Grace Vandecruze
--------------------
Grace Vandecruze
Director